EARNINGS NEWS RELEASE

                                                         QUARTER ENDED
                                                   ----------------------------
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2006            2005
                                                    ------------    ------------
REVENUES                                            $17,908,566     $8,372,221
                                                    ============    ============
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                         $5,776,338     $2,207,525

DISCONTINUED OPERATIONS (NET OF INCOME TAX)                  --       ($12,181)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE          --             --
    (NET OF INCOME TAX)
                                                     -----------    ------------
NET INCOME                                           $5,776,338     $2,195,344
                                                     ===========    ============
BASIC EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                              $1.01          $0.39

DISCONTINUED OPERATIONS (NET OF INCOME TAX)                  --             --

CULULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
  (NET OF INCOME TAX)                                        --             --
                                                     -----------    ------------
NET INCOME                                                $1.01          $0.39
                                                     ===========    ============
DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
  CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE                                               $1.01          $0.38

DISCONTINUED OPERATIONS (NET OF INCOME TAX)                  --             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
  (NET OF INCOME TAX)                                        --             --
                                                     -----------    ------------
NET INCOME                                                $1.01          $0.38
                                                     ===========    ============










PAGE>                           1




                                                           YEAR ENDED
                                                    ----------------------------
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2006            2005
                                                     -----------    ------------
REVENUES                                            $43,589,253    $44,719,956
                                                     ===========    ============
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                        $14,003,939    $14,821,189

DISCONTINUED OPERATIONS (NET OF INCOME TAX)            $240,476        ($3,439)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)                                   ($216,093) (1)         --
                                                     -----------    ------------
NET INCOME                                          $14,028,322     $14,817,750
                                                     ===========    ============
BASIC EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE     $2.47          $2.62

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      ($0.04) (1)        --
(NET OF INCOME TAX)
                                                     -----------    ------------
NET INCOME                                                $2.47          $2.62
                                                      ===========   ============
DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE                                               $2.46          $2.58

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      ($0.04) (1)        --
                                                     -----------    ------------
NET INCOME                                                $2.46          $2.58
                                                     ===========    ============


()THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE
 CHANGE IN ACCOUNTING FOR STOCK OPTIONS WITH THE ADOPTION OF FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT NO. 123 (REVISED 2004)EFFECTIVE JANUARY 1, 2006.

RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
 DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES

                                                         QUARTER ENDED
                                                  ----------------------------
                                                   DECEMBER 31,     DECEMBER 31,
                                                       2006            2005
                                                  ------------      ----------
Net Income                                           $5,776,338     $2,195,344

Add Back:

     Depreciation and Amortization                      603,482        477,852

     Deferred Taxes                                   3,159,297     (3,983,448)

Earnings Before Depreciation,                        -----------    ------------
 Amortization, and Deferred Taxes                   $ 9,539,117    ($1,310,252)
                                                     ===========    ============
WEIGHTED AVERAGE SHARES OUTSTANDING                   5,692,890      5,667,996
                                                     ===========    ============
EBDDT PER SHARE                                           $1.68         ($0.24)
                                                     ===========    ============

                                                             YEAR ENDED
                                                     ---------------------------
                                                    DECEMBER 31,    DECEMBER 31,
                                                       2006            2005
                                                     -----------    ------------
Net Income                                          $14,028,322    $14,817,750

Add Back:

     Depreciation and Amortization                    2,265,848      1,755,127

     Deferred Taxes                                   5,332,513     (1,775,401)
                                                     -----------    ------------
Earnings Before Depreciation,
 Amortization, and Deferred Taxes                   $21,626,683    $14,797,476
                                                     ===========    ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                   5,684,042      5,667,387
                                                     ===========    ===========
EBDDT Per Share                                           $3.80          $2.61
                                                     ===========    ===========

EBDDT   Earnings Before Depreciation, Amortization, and Deferred Taxes. EBDDT is
not a measure of operating results or cash flows from operating activities as defined by accounting principles generally accepted in the United States of America. Further, EBDDT is not accepted in the United States of America
Further, EBDDT is not necessarily indicative of cash availability to fund cash needs and should not be considered as an alternative to fund cash flow as a measure of liquidity. The Company believes, however, that EBDDT provides relevant information about operations and is useful, along with net income, for an understanding of the Company's operating results.

EBDDT is calculated by adding depreciation, amortization, and deferred income taxes to net income as they represent non-cash charges.

                     CONSOLIDATED-TOMOKA LAND CO.
                      CONSOLIDATED BALANCE SHEET

                                                    DECEMBER 31,     DECEMBER 31,
                                                       2006              2005
                                                    ------------    ------------
ASSETS
Cash                                                $    738,264   $  1,127,143
Restricted Cash                                        1,185,962      7,840,167
Investment Securities                                 11,780,205     14,341,097
Notes Receivable                                         700,000             --
Land and Development Costs                            15,058,340      9,142,551
Intangible Assets                                      5,103,649      4,591,944
Other Assets                                           5,569,605      5,205,415
                                                      ----------     ----------
                                                    $ 40,136,025    $42,248,317
                                                      ----------     ----------
Property, Plant and Equipment:
 Land, Timber and Subsurface Interests              $  3,012,623   $  2,280,355
 Golf Buildings, Improvements and Equipment           11,442,492     11,382,515
 Income Properties Land, Buildings and Improvements  104,819,695     91,656,972
 Other Building, Equipment and Land Improvements       2,584,467      1,769,407
                                                      ----------     ----------
  Total Property, Plant and Equipment                121,859,277    107,089,249
Less Accumulated Depreciation and Amortization        (8,221,138)    (6,079,090)
                                                      ----------     ----------
 Net - Property, Plant and Equipment                 113,638,139    101,010,159
                                                      ----------     ----------
 TOTAL ASSETS                                       $153,774,164   $143,258,476
                                                     ===========    ===========
LIABILITIES
Accounts Payable                                    $    167,378   $    248,698
Accrued Liabilities                                   13,492,894      6,083,047
Income Taxes Payable                                          --      5,157,171
Deferred Income Taxes                                 29,491,587     24,159,074
Deferred Profit                                          563,467      5,345,006
Notes Payable                                          7,061,531      7,297,593
                                                      ----------     ----------
     TOTAL LIABILITIES                              $ 50,776,857   $ 48,290,589
                                                      ----------     ----------
SHAREHOLDERS' EQUITY
Common Stock                                           5,693,007      5,667,796
Additional Paid in Capital                             2,630,748      4,168,865
Retained Earnings                                     95,650,170     85,435,246
Accumulated Other Comprehensive Loss                 (   976,618)   (   304,020)
                                                      ----------     ----------
     TOTAL SHAREHOLDERS' EQUITY                      102,997,307     94,967,887
                                                      ----------     ----------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $153,774,164   $143,258,476
                                                     ===========    ===========
                                          4